UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

DONALDSON COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street
Minneapolis, MN 55431

(Address of principal executive offices)

(952) 887-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2015, Donaldson Company, Inc. issued a press release announcing updated fiscal 2015 guidance. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in the Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)       Exhibits.

99.1	Press Release dated May 1, 2015 announcing updated fiscal 2015 guidance of Donaldson Company, Inc.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 1, 2015 announcing updated fiscal 2015 guidance of Donaldson Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 1, 2015

DONALDSON COMPANY, INC.

By:	/s/ Amy C. Becker
Name: Amy C. Becker
Title: Vice President, General Counsel and
Secretary